UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                November 3, 2005

                        TRUMP ENTERTAINMENT RESORTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-13794                                   13-3818402
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    (Commission File Number)                (IRS Employer Identification No.)

      1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                         08401
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   (Address of Principal Executive Offices)            (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                   TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            33-90786                               13-3818407
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    (Commission File Number)            (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                        08401
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)              (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             33-90786-1                                    13-3818405
--------------------------------------------------------------------------------
        (Commission File Number)              (IRS Employer Identification No.)

     1000 Boardwalk at Virginia Avenue
       Atlantic City, New Jersey                             08401
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On November 3, 2005, Trump Entertainment Resorts Holdings, L.P., a Delaware limited partnership ("TER Holdings") of which Trump Entertainment Resorts, Inc. is the general partner, and The Majestic Star Casino, LLC, an Indiana limited liability company ("Majestic Star"), entered into that certain Stock Purchase Agreement (the "Agreement"), pursuant to which Majestic Star has agreed to purchase of all of the issued and outstanding common stock of Trump Indiana, Inc., a Delaware corporation ("Trump Indiana"), subject to certain conditions specified in the Agreement. Trump Indiana, a wholly-owned subsidiary of TER Holdings, owns and operates a riverboat casino and hotel at Buffington Harbor in Gary, Indiana (the "Trump Indiana Casino").

           Majestic Star owns and operates a riverboat casino known as The Majestic Star Casino at Buffington Harbor in Gary, Indiana, which is adjacent to the Trump Indiana Casino.

           Trump Indiana and Majestic Star currently own and operate all common land based and waterside operations in support of their riverboat casinos at Buffington Harbor through a joint venture. Trump Indiana and an affiliate of Majestic Star also currently operate a parking garage at Buffington Harbor through another joint venture.

           The Agreement provides for a purchase price of $253 million, exclusive of debt and other long term obligations and subject to adjustments and customary representations and warranties, as specified in the Agreement. After accounting for certain taxes, fees and other closing costs and expenses, the sale is anticipated to result in approximately $227 million in net proceeds to the Company.

           In addition, TER Holdings has agreed that Trump Indiana will have at least $10 million in cash at Closing. Upon execution of the Agreement, Majestic Star paid a deposit in the amount of $5 million (the "Deposit") to TER Holdings, which will be credited against the purchase price at the Closing.

           The Closing of the transactions contemplated by the Agreement is conditioned on among other things, obtaining customary regulatory approvals, as well as approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company expects that the transaction will close by the end of the 2005 calendar year.

           Upon the Closing of the transaction and for certain periods of time specified in the Agreement, TER Holdings will be subject to certain non-competition and non-solicitation covenants set forth in the Agreement.

           For a period of 90 days following the Closing Date, TER Holdings agreed to provide certain transition services as may be reasonably requested by Majestic Star.

           In the event the Agreement is terminated (i) by TER Holdings as a result of a material breach by Majestic Star, (ii) as a result of the failure to obtain required regulatory approvals, or (iii) as a result of the failure to close on or before December 31, 2005, TER Holdings may retain the Deposit.


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
           In the event the Agreement is terminated as a result of the failure by TER Holdings to obtain the consent of its lender to the transaction, TER Holdings shall pay Majestic Star a termination fee in the amount of $5 million (the "Termination Fee"). In the event Majestic Star terminates the Agreement because TER Holdings has solicited other offers to purchase Trump Indiana, or if TER Holdings terminates the Agreement under certain circumstances and within nine months thereafter enters into another transaction for the sale of Trump Indiana, then TER Holdings shall pay Majestic Star the Termination Fee together with the documented fees and expenses of Majestic Star.

           At Closing, $45 million of the purchase price will be placed into escrow to secure TER Holdings' obligation to pay certain federal income taxes obligations relating to the period from 1995 and subsequent years through closing, a portion of which period is currently the subject of pending Internal Revenue Service audits.

ITEM 7.01    REGULATION FD DISCLOSURE.

           The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on November 4, 2005.

ITEM 9.01    FINANCIAL STATEMENT AND EXHIBITS.


(d) Exhibits.

         10.1 Stock Purchase Agreement, dated of November 3, 2005, by and among The Majestic Star Casino, LLC and Trump Entertainment Resorts Holdings, L.P.

         99.1       Press Release, dated November 4, 2005





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRUMP ENTERTAINMENT RESORTS, INC.

                                  By:    /s/ Robert M. Pickus
                                         ---------------------------------------
                                  Name:  Robert M. Pickus
                                  Title: Executive Vice President and Secretary
Date: November 9, 2005


                                  TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

                                  By:    /s/ Robert M. Pickus
                                         ---------------------------------------
                                  Name:  Robert M. Pickus
                                  Title: Executive Vice President and Secretary
Date: November 9, 2005



                                  TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

                                  By:    /s/ Robert M. Pickus
                                         ---------------------------------------
                                  Name:  Robert M. Pickus
                                  Title: Executive Vice President and Secretary

Date: November 9, 2005





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
                                  EXHIBIT INDEX
          No.       Description
          ---       -----------

         10.1 Stock Purchase Agreement, dated of November 3, 2005, by and among The Majestic Star Casino, LLC and Trump Entertainment Resorts Holdings, L.P.

         99.1       Press Release, dated November 4, 2005











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